Note 13 - Income Taxes - Provision for Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Federal	$ 1,886	$ 333
State	256	56
Total current tax expense	2,142	389
Federal	0	(109)
State	0	(17)
Total deferred tax expense	0	(126)
Net income tax expense, amount	$ 2,142	$ 263